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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated September 15, 1997 included in Education Alternatives, Inc.'s Form 10-K for the year ended June 30, 1997 and to all references to our Firm included in this Registration Statement.


                             ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
November 14, 1997